American Legacy III Variable Annuity
                            Prospectus Supplement
                              October 12, 1998



     THE CONTRACTS - COMMISSIONS on page 15 should be replaced with the following: Commissions are paid to dealers under different commission options. These options do not effect the level of charges you incur. The maximum commission paid as a percentage of purchase payment is 6.25%. Alternate commission schedules are available with lower initial commission amounts based on purchase payments, plus ongoing annual compensation of up to 1.00%. At times, additional sales incentives (up to an annual continuing 0.10% of contract value) may be provided to dealers maintaining certain sales volume levels. Upon annuitization, an annual continuing commission of up to 0.80% (or up to 0.90% for dealers maintaining certain sales volume levels) of statutory reserves can be paid to dealers. These commissions are not deducted from purchase payments or contract value; they are paid by us.